                                                              EXHIBIT 99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    ------------------------------------------------------------------------

     In  connection  with the  shareholder  report of American  Century  Capital
Portfolios,  Inc. (the  "Registrant")  on Form N-CSR for the period ending March
31, 2006 (the "Report"), we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  July 28, 2006

                                       /s/ William M. Lyons
                                       ------------------------------------
                                       William M. Lyons
                                       President
                                       (chief executive officer)

                                       /s/ Maryanne L. Roepke
                                       ------------------------------------
                                       Maryanne L. Roepke
                                       Sr. Vice President, Treasurer, and
                                       Chief Financial Officer
                                       (chief financial officer)